Exhibit 10.1

AMENDMENT NO. 4
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT  (this “Amendment”) is entered into as of this 12th day of June, 2015 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation (“Borrower”), SMP MOTOR PRODUCTS, LTD., a corporation amalgamated under the laws of Canada (“SMP Canada” and together with Borrower, each a “Credit Party”, and collectively, “Credit Parties”),  the lenders who are party to the Credit Agreement (defined below) (“Lenders”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as Lender, and in its capacity as Agent for Lenders (“Agent”), BANK OF AMERICA, N.A., for itself, as Lender and as a Co-Syndication Agent, WELLS FARGO CAPITAL FINANCE, LLC, for itself, as Lender and as a Co-Syndication Agent, and JPMORGAN CHASE BANK, N. A., for itself, as a Lender and as Documentation Agent.

WHEREAS, Credit Parties, Agent and Lenders are parties to a Third Amended and Restated Credit Agreement dated as of November 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

2.            Amendment.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, Section 6.14 of the Credit Agreement is hereby amended as follows:

(a)            The reference to “$15,000,000” set forth in clause (e)(i) thereof is deleted and “$20,000,000” is inserted in lieu thereof.

(b)           The reference to “$20,000,000” set forth in clause (e)(i)(x) thereof is deleted and “$25,000,000” is inserted in lieu thereof.

(c)           The reference to “$10,000,000” set forth in clause (e)(ii)(x) thereof is deleted and “$20,000,000” is inserted in lieu thereof.

(d)            The reference to “$30,000,000” set forth in clause (e)(ii)(y) thereof is deleted and “$35,000,000” is inserted in lieu thereof.

3.            Conditions of Effectiveness.  This Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) on which Agent shall have received four (4) copies (or such fewer copies as Agent may require) of this Amendment executed by Credit Parties and Lenders and consented to by the Guarantors.

4.            Representations and Warranties.  Credit Parties hereby represent and warrant as follows:

(a)            this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Credit Parties and are enforceable against Credit Parties in accordance with their respective terms;

(b)            the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this certification;

(c)            no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment; and

(d)            no Credit Party has any defense, counterclaim or offset with respect to the Credit Agreement.

5.            No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.            Effect on the Credit Agreement.  On and after the Amendment No. 4 Effective Date, all references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.  The provisions of the Credit Agreement shall, save as modified by this Amendment, continue in full force and effect.

7.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

8.            Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.            Counterparts; Facsimile.  This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Any signature delivered by a party by pdf or facsimile transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

CREDIT PARTIES:

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

SMP MOTOR PRODUCTS, LTD.

By:
Name:
Title:

Signature page to Amendment No. 4 to Third Amended and Restated Credit Agreement

CONSENTED AND AGREED TO BY:

MOTORTRONICS, INC.,
as a Guarantor

By:
Name:
Title:

Signature page to Amendment No. 4 to Third Amended and Restated Credit Agreement

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION,
as Agent and a Lender

By:
Name:
Title :

BANK OF AMERICA, N.A.,
as Co-Syndication Agent and a Lender

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC, as Co-Syndication Agent and a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Documentation Agent and a Lender

By:
Name:
Title:

(Signatures continued on next page)

Signature page to Amendment No. 4 to Third Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

GE BUSINESS FINANCIAL SERVICES INC.,
as a Lender

By:
Name:
Title:

Signature page to Amendment No. 4 to Third Amended and Restated Credit Agreement